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                                                                   EXHIBIT 13.02


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-40188, 333-66260 and 333-85363) of OneSource Information Services, Inc. of our reports dated January 27, 2003 relating to the consolidated financial statements and consolidated financial statement schedule, which appear in this Form 10-K.


/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
March 27, 2003